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                                                                    EXHIBIT 99.4

                                                   Private Client Group

                                                   MERRILL LYNCH BUSINESS
                                                   FINANCIAL SERVICES INC.
[MERRILL LYNCH LOGO]                               15 Exchange Place, 4th Floor
                                                   Jersey City, NJ
                                                   TEL: (201) 593-7908
                                                   FAX: (201) 593-7868

                                                   Brian Talty
                                                   Vice President

Collegiate Pacific, Inc.
13950 Senlac Drive, Suite 100
Dallas, Texas 75234

            RE: AMENDMENT TO LOAN DOCUMENTS

Ladies & Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Collegiate Pacific, Inc. ("Customer") with respect to: (i) that certain WCMA LOAN AND SECURITY AGREEMENT NO. 586-07067 between MLBFS and Customer (including any previous amendments and extensions thereof) (the "Loan Agreement") and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Customer has requested that MLBFS consent to a certain transaction (the "Transaction") as set forth in that certain Consent Agreement by and between MLBFS and Customer dated November 18, 2004. MLBFS consented to the Transaction subject to certain conditions one of which was the change in the Maturity Date of the Line of Credit from December 31, 2005 to September 30, 2005.

In connection therewith and subject to the terms hereof, effective as of the "Effective Date" (as defined below), the Loan Documents are hereby amended as follows:

(a) The definition of "Initial Maturity Date" in the Loan Agreement is hereby amended from December 31, 2005 to September 30, 2005.

Except as expressly amended hereby, the Loan Documents shall continue in full force and effect upon all of their terms and conditions.

By their execution of this Letter Agreement, the below-named Guarantors hereby consent to the foregoing modifications to the Loan Documents, and hereby agree that the "Obligations" under their respective Unconditional Guaranty and/or agreements providing collateral shall extend to and include the Obligations of Customer under the Loan Documents, as amended hereby.

Customer and said Guarantors acknowledge, warrant and agree, as a primary inducement to MLBFS to enter into this Agreement, that: (a) no Default or Event of Default has occurred and is continuing under the Loan Documents; (b) each of the warranties of Customer in the Loan Documents are true and correct as of the date hereof and shall be deemed remade as of the date hereof; (c) neither Customer nor any of said Guarantors have any claim against MLBFS or any of its affiliates arising out of or in connection with the Loan Documents or any other matter whatsoever; and (d) neither Customer nor any of said Guarantors have any defense to payment of any amounts owing, or any right of counterclaim for any reason under, the Loan Documents.

Provided that no Event of Default, or event which with the giving of notice, passage of time, or both, would constitute an Event of Default, shall then have occurred and be continuing under the terms of the Loan Documents, and the

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Collegiate Pacific, Inc.
November 23, 2004
Page No. 2

condition specified above shall have been met to our satisfaction, the amendments and agreements in this Letter Agreement will become effective on the date (the "Effective Date") upon which: (a) Customer and the Guarantors shall have executed and returned the duplicate copy of this Letter Agreement enclosed herewith; and (b) an officer of MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 2 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 2 day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:   /s/ Brian Talty
   -----------------------------------
      Brian Talty
      Vice President

Accepted:

COLLEGIATE PACIFIC, INC.

By:   /s/ Mike Blumenfeld
   -----------------------------------

Printed Name: Mike Blumenfeld

Title: Chief Executive Officer

Approved:

TOMARK SPORTS, INC.

By:   /s/ Mike Blumenfeld
   -----------------------------------

Printed Name: Mike Blumenfeld

Title: Chief Executive Officer

KESSLERS TEAM SPORTS, INC.

By:   /s/ William R. Estill
   -----------------------------------

Printed Name: William R. Estill

Title:  Chief Financial Officer

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Collegiate Pacific, Inc.
November 23, 2004
Page No. 2

COLLEGIATE PACIFIC, INC.

By:   /s/ William R. Estill
   -----------------------------------

Printed Name: William R. Estill

Title:  Chief Financial Officer